EXHIBIT 10.69
                                                                  CHRYSLER
                                                                  CORPORATION
Box    Chrysler Corporation, a Delaware Corporation,
Chkd.  (Chrysler), hereby agrees to Purchase and Receive, and
                                                    PURCHASE ORDER 07266003-A
Box    Chrysler Canada Ltd., A Canadian Corporation,
Chkd.  (Chrysler), hereby agrees to Purchase and Receive, and
                                                    Supplier No.   18621
                                                    Date Type 01-09-96
       ELECTROSOURCE, INC.
       3800 B DROSSETT DRIVE                        DELIVERY
       AUSTIN  TX   78744-1131
                                                    Box   Per Written Release
                                                    Chkd.
Seller agrees to see and deliver, the goods   Routing as Instructed by Buyers .
or services specified herein.  IN ACCORDANCE    Traffic Department
WITH THE TERMS AND CONDITIONS ON THE FACE     F.O.B. (Title Transfer Point)
AND REVERSE SIDE HEREOF AND ANY SIGNED        Box Ckd.  Carrier Seller's Plant
ATTACHMENTS HERETO, and futher, in accordance Box Ckd.  See Below with those clauses in the Chrysler forms
referenced below which are numbered and       Terms:    NET 30th Prox
completed as noted, all of which constitute the entire and final agreement of the parties and cancels and supersedes any prior or contemporaneous negotiation or agreements. The
Chrysler forms referenced are in booklet
84-806-1824 (09/92) the receipt of which seller hereby acknolwedges by acceptance of this order.
Such forms may be modified, amended or have additions made thereto and when such modifications are written and signed they will be attached hereto.
THIS ORDER EXPRESSLEY LIMITS ACCEPTANCE TO
THE TERMS OF THIS ORDER AND ANY ADDITIONAL OR
DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S
FORMS OR OTHERWISE PRESENTED BY THE SELLER ARE
REJECTED UNLESS EXPRESSLY AGREED TO IN
WRITING BY THE PURCHASER.

CLAUSES:  022A 078 098A 190 190A 193 229 281 288C

       Description of Supplies and/or Services Ordered                  Price

 This order incorporates the terms and conditions contained in Chrysler's Production Purchasing General
 Terms and Conditions, Form Number 84-806-1875 (2/94).

 Blanket order for approximately 65-100% of our following plant requirements beginning 1997 model year and continuing on a year to year basis thereafter.
 This purchase order is automatically cancelled at no cost to Chrysler if no releases are issued under this order during any twelve-month period.

       All vehicle assembly plants

   F.O.B.    Carrier-Sellers Plant
   From:     18621     Austin  TX
             Freight Collect

   Manuf:    18621     Austin  TX

   SERIES     # 7
   PART #    04788049  Battery Pack Shipping                      7345.00
       Payable Funds = United States                                 ea
   FINISH PER MATERIAL STANDARDS AND B/P CHANGE A
                                                  T/C- 20   /2

 CLAUSE #005F:  The Seller agrees to advise the Chrysler
 Customs Department, in advance, whenever Chrysler owned tooling is being shipped into or out of the U.S.
 temporarily or permanently.  The seller will show
 "no charge" for the value of his commercial invoice and add the following in the body of the invoice.
   Chrysler owned material
   Original purchase cost in U.S. Funds (Insert the
     Original Purchase Cost)
   Dated (Fill in purchase order date)
   Value for U.S. Customs purposes (to be determined by Chrysler Customs Prior to Shipping the tools)

     Call, FAX or TELEX:
     Manager, Customs
     (810) 977-5144, 977-5138, 977-5134
     TELEX:  UWD 012-5246 CHRY-IM-EX-DET
     FAX:  (810) 977-5093

 CLAUSE #240: Seller is required to submit to Chrysler on a quarterly basis an accounting of minority sub-supplier payments made. Chrysler Form #84-809-5000, a copy of which can be obtained from the buyer, is to be utilized. Form #84-809-5000 requires the following information:
     SUB-SUPPLER NAME(S)
     CHRYSLER P.O. #
     CHRYSLER BUYER NAME
     MINORITY CLASS CODE
     PRODUCTS/SERVICES PURCHASED
     QUARTERLY PAYMENTS

 The National Minority Supplier Development Council, or any of its regional affiliates, is the required certifying organization. Class code refer to type of minority ownership and control (Minimum of 51%), and they are identified as:
     Black American
     Hispanic American
     Native American
     Asian Pacific American
     Asian-Indian American
 Supplier relations, as noted on Form #84-809-5000.
 Reporting of payments is to be submitted to Chrysler special supplier relations, as noted on Form #84-809-5000.

 CLAUSE #409:   Notwithstanding the provsions of Clause 23
 of the General Terms and Conditions (Form No. 84-806-1652A, Rev. 2/94), the 1980 United Nations Convention on Contracts for the International sale of goods, to the extent it may be deemed to apply, shall not, pursuant to Article 6 thereof, apply to this Purchase Order (including Amendments) or any transactions pursuant thereto.

 CLAUSE #198:   Included in piece price is packaging cost of
            04788049  /    0.0001/ea

 CLAUSES AND FORM IN BOOKLET 84-806-1824  10-94  or on a prior amendment

 005D <ELECTROSOURCE INC       ><IS>
 220D <END OF MODEL YEAR 1997>

 CLAUSES AND FORM(S) IN BOOKLET   84-806-1824   10-94

 REASON FOR AMENDMENT
 NEW PURCHASE ORDER

 Ship to     box chkd.    Per Written Release

 Invoice to: box chkd.    Per Written Release

  "DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
  Invoices and packing slips must bear the Chrysler-assigned Supplier number; Purchase Order number; Part number (or Non-Production Material code) and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship to" address and Chrysler-assigned Plant Location code and "Invoice to" address is also required."

        C.A. JACOBS              116266 PH (810) 576-3275
                      BUYER NAME & DECK NO.